Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [Abstract]
Cash and cash equivalents
9. Cash and cash equivalents

	Year ended December 31,
	2022	2021
	$’000	$’000
Cash at bank and in hand	130,252	276,776
Cash equivalents	35,703	—
	165,955	276,776

Cash equivalents comprise an investment in a money market fund which is held at fair value through profit and loss and is a Level 1 instrument. The fair value of cash equivalents is calculated by multiplying the net asset value per share by the investment held at the reporting date.